                           -                                      Exhibit 24
                                                                  ----------


                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints H. Jay Elliot and Frederick
G. Stueber, or either of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 8, 1999.





/s/ Anthony A. Massaro
--------------------------------
            Signature


Anthony A. Massaro, Director
--------------------------------
         Name and Title

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints H. Jay Elliot and Frederick
G. Stueber, or either of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 8, 1999.





/s/ John Stropki
--------------------------------
            Signature


John M. Stropki, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




     The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ Harry Carlson
--------------------------------
            Signature


Harry Carlson, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ David Gunning
--------------------------------
            Signature


David H. Gunning, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ E.E. Hood Jr.
--------------------------------
            Signature


E.E. Hood Jr., Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ Paul E. Lego
--------------------------------
            Signature


      Paul E. Lego
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ G. Russell Lincoln
--------------------------------
            Signature


G. Russell Lincoln, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ David C. Lincoln
--------------------------------
            Signature


David C. Lincoln, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ Kathryn Jo Lincoln
--------------------------------
            Signature


Kathryn Jo Lincoln, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ Henry L. Meyer III
--------------------------------
            Signature


Henry L. Meyer III, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ Craig R. Smith
--------------------------------
            Signature


Craig R. Smith, Director
--------------------------------
         Name and Title

                             NON-OFFICER DIRECTORS

                                       OF

                         LINCOLN ELECTRIC HOLDINGS, INC.

                           ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY




The undersigned director of Lincoln Electric Holdings, Inc., an Ohio Corporation (the "Corporation"), hereby constitutes and appoints Anthony A. Massaro, H. Jay Elliot and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K, and any and all amendments, supplements and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Corporation's reporting obligations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED on February 3, 1999.





/s/ Frank L. Steingass
--------------------------------
            Signature


Frank L. Steingass, Director
--------------------------------
         Name and Title